UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2007

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4490 Von Karman Avenue, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 833-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On January 26, 2007, the Board of Directors of William Lyon Homes, a Delaware corporation (the “Registrant”), unanimously adopted the First Amendment to the William Lyon Homes 2004 Executive Deferred Compensation Plan effective as of December 1, 2006. The Board of Directors of the Registrant deemed it to be in the best interests of the Registrant and of the Participants in the Plan to amend the fixed payment date benefit set forth in the Plan in light of IRS Notice 2006-79 and other IRS guidance.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	First Amendment to the William Lyon Homes 2004 Executive Deferred Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2007

WILLIAM LYON HOMES

By:	/s/ MICHAEL D. GRUBBS
Name: Its:	Michael D. Grubbs Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to the William Lyon Homes 2004 Executive Deferred Compensation Plan

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